UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2013

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA		01864
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of Teradyne, Inc. (the “Company”) held on May 21, 2013 (the “Annual Meeting”), the stockholders approved both an amendment to the 2006 Equity and Cash Compensation Incentive Plan (the “Plan”) to increase the aggregate number of shares of common stock that may be issued pursuant to the Plan by 10,000,000 shares and an amendment to the 1996 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock that may be issued pursuant to the ESPP by 5,000,000 shares.

Item 5.07. Submission of Matters to a Vote of Security Holders

Teradyne, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on May 21, 2013 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on April 11, 2013 to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
James W. Bagley	160,833,524	1,322,011	69,948	15,369,522
Michael A. Bradley	160,193,086	1,949,570	82,827	15,369,522
Albert Carnesale	161,027,283	1,135,779	62,421	15,369,522
Daniel W. Christman	161,157,435	997,934	70,114	15,369,522
Edwin J. Gillis	161,516,329	628,879	80,275	15,369,522
Timothy E. Guertin	150,374,326	11,762,549	88,608	15,369,522
Paul J. Tufano	153,420,136	8,730,062	75,285	15,369,522
Roy A. Vallee	160,683,593	1,462,976	78,914	15,369,522

2. To conduct an advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
160,553,899	1,571,242	100,342	15,369,522

3. To approve an amendment to the 2006 Equity and Cash Compensation Incentive Plan to increase the aggregate number of shares of common stock that may be issued pursuant to the plan by 10,000,000 shares. The amendment to the 2006 Equity and Cash Compensation Incentive Plan was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
148,553,398	13,607,022	65,063	15,369,522

4. To approve an amendment to the 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be issued pursuant to the plan by 5,000,000 shares. The amendment to the 1996 Employee Stock Purchase Plan was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
161,637,131	516,710	71,642	15,369,522

5. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
176,602,961	720,059	271,985

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 24, 2013	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	V.P., Chief Financial Officer and Treasurer